                              JNL(R) SERIES TRUST
                               SEPTEMBER 16, 1996

PROSPECTUS
September 16, 1996

JNL(R) SERIES TRUST
--------------------------------------------------------------------------------
5901 Executive Drive - Lansing, Michigan 48911

     JNL Series Trust ("Trust") is an open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 1, 1994. The Trust currently offers shares in separate Series, each with its own investment objective. The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable insurance and annuity policies.

     JNL AGGRESSIVE GROWTH SERIES is a non-diversified Series that seeks as its investment objective long-term growth of capital by investing primarily in common stocks of issuers of any size, including larger, well-established companies and smaller, emerging growth companies.

     JNL CAPITAL GROWTH SERIES is a non-diversified Series that seeks as its investment objective long-term growth of capital by emphasizing investments in common stocks of medium-sized companies. Although the Series expects to emphasize such securities, it may also invest in smaller or larger companies.

     JNL GLOBAL EQUITIES SERIES seeks as its investment objective long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers of any size. This Series normally invests in issuers from at least five different countries including the United States.

     JNL/ALGER GROWTH SERIES seeks as its investment objective long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

     PPM AMERICA/JNL HIGH YIELD BOND SERIES seeks as its investment objective a high level of current income; its secondary investment objective is capital appreciation by investing in fixed income securities, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds.

     PPM AMERICA/JNL MONEY MARKET SERIES seeks as its investment objective as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high-quality, short-term money market instruments.

     SALOMON BROTHERS/JNL GLOBAL BOND SERIES seeks as its investment objective a high level of current income. As a secondary objective, the Series will seek capital appreciation. The Series seeks to achieve its objectives by investing in a globally diverse portfolio of fixed income investments and by giving the sub-adviser broad discretion to deploy the Series' assets among certain segments of the fixed income market that the sub-adviser believes will best contribute to achievement of the Series' investment objectives. In pursuing its investment objectives, the Series reserves the right to invest predominantly in securities rated in medium or lower rating categories or as determined by the sub-adviser to be of comparable quality. Although the Series has the ability to invest up to 100% of the Series' assets in lower-rated securities, the Series' sub-adviser does not anticipate investing in excess of 75% of the Series' assets in such securities.

     SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES seeks as its investment objective a high level of current income, by investing primarily in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities including collateralized mortgage obligations backed by such securities. The Series may also invest a portion of its assets in investment-grade bonds.

     T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES seeks as its investment objective long-term growth of capital and increasing dividend income through investment primarily in common stocks of well-established growth companies.

     T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES seeks as its investment objective long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

     T. ROWE PRICE/JNL MID-CAP GROWTH SERIES seeks as its investment objective long-term growth of capital by investing primarily in the common stock of companies with medium-sized market capitalizations ("mid-cap") and the potential for above average growth.

     As a result of the market risk inherent in any investment, there is no assurance that the investment objective of any of the Series will be realized. Investments in a Series are neither insured nor guaranteed by the U.S. Government or any other entity or person, and there can be no assurance that the PPM America/JNL Money Market Series will be able to maintain a stable net asset value of $1.00 per share.

     THE PPM AMERICA/JNL HIGH YIELD BOND SERIES INVESTS PREDOMINANTLY IN, AND THE JNL AGGRESSIVE GROWTH SERIES, JNL CAPITAL GROWTH SERIES, JNL GLOBAL EQUITIES SERIES, AND SALOMON BROTHERS/JNL GLOBAL BOND SERIES MAY INVEST IN, HIGH YIELD, HIGH RISK BONDS. BONDS OF THIS TYPE ARE TYPICALLY SUBJECT TO GREATER MARKET FLUCTUATIONS AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE INVESTMENTS IN LOWER YIELDING, HIGHER RATED BONDS. (SEE INVESTMENT RISKS SECTION OF PROSPECTUS.)

     This Prospectus provides you with the basic information you should know before investing in the Series. You should read it and keep it for future reference. A Statement of Additional Information, dated September 16, 1996, has been filed with the Securities and Exchange Commission. You can obtain a copy without charge by calling (800) 322-8257, or writing the JNL Series Trust Service Center, P.O. Box 25127, Lansing, MI 48909.
                            ------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

     THE STATEMENT OF ADDITIONAL INFORMATION, DATED SEPTEMBER 16, 1996, IS
                       INCORPORATED HEREIN BY REFERENCE.

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                               TABLE OF CONTENTS
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
                           TOPIC                                PAGE
                           -----                                ----
TRUST EXPENSES..............................................       4

FINANCIAL HIGHLIGHTS........................................       6

INVESTMENT OBJECTIVES AND POLICIES..........................       8

MANAGEMENT OF THE TRUST.....................................      26

INVESTMENT IN TRUST SHARES..................................      31

ADDITIONAL INFORMATION......................................      31

TAX STATUS..................................................      33

--------------------------------------------------------------------------------

                                 TRUST EXPENSES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES

MAXIMUM SALES LOAD IMPOSED ON PURCHASES                         NONE
MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS              NONE
DEFERRED SALES LOAD                                             NONE
REDEMPTION FEES                                                 NONE
EXCHANGE FEE                                                    NONE

ANNUAL SERIES OPERATING EXPENSES
(As a percentage of average net assets.)

                                                                               OTHER
                                                              MANAGEMENT   EXPENSES(AFTER      TOTAL SERIES
                                                                 FEE       REIMBURSEMENT)   OPERATING EXPENSES
                                                              ----------   --------------   ------------------
JNL Aggressive Growth Series................................     .95%           .15%               1.10%
JNL Capital Growth Series...................................     .95%           .15%               1.10%
JNL Global Equities Series..................................    1.00%           .15%               1.15%
JNL/Alger Growth Series.....................................    .975%           .15%*             1.125%
PPM America/JNL High Yield Bond Series......................     .75%           .15%                .90%
PPM America/JNL Money Market Series.........................     .60%           .15%                .75%
Salomon Brothers/JNL Global Bond Series.....................     .85%           .15%               1.00%
Salomon Brothers/JNL U.S. Government & Quality Bond
  Series....................................................     .70%           .15%                .85%
T. Rowe Price/JNL Established Growth Series.................     .85%           .15%               1.00%
T. Rowe Price/JNL International Equity Investment Series....    1.10%           .15%               1.25%
T. Rowe Price/JNL Mid-Cap Growth Series.....................     .95%           .15%               1.10%

     *Estimated expenses for the first fiscal year of operation. Actual expenses may be greater or lesser than those shown.

     Currently, Jackson National Financial Services, Inc. will reimburse each of the Series for annual expenses (excluding Management Fees) in excess of .15% of average daily net assets. Voluntary reimbursements to these Series may be modified or discontinued at any time. Prior to reimbursement, Total Series Operating Expenses as a percentage of net assets for the period ended March 31, 1996, were: JNL Aggressive Growth Series -- 2.77%; JNL Capital Growth Series -- 2.08%; JNL Global Equities Series -- 2.25%; JNL/Alger Growth Series -- 1.89%; PPM America/JNL High Yield Bond Series -- 1.50%; PPM America/JNL Money Market Series -- 1.30%; Salomon Brothers/JNL Global Bond Series -- 2.14%; Salomon Brothers/JNL U.S. Government & Quality Bond Series -- 2.53%; T. Rowe Price/JNL Established Growth Series -- 2.09%; T. Rowe Price/JNL International Equity Investment Series -- 2.14%; and T. Rowe Price/JNL Mid-Cap Growth Series -- 2.10%.

EXAMPLE -

     The following example illustrates the expenses you would incur on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                ------    -------    -------    --------
JNL Aggressive Growth Series................................     $11        $35        $61        $135
JNL Capital Growth Series...................................     $11        $35        $61        $135
JNL Global Equities Series..................................     $12        $37        $64        $140
JNL/Alger Growth Series.....................................     $12        $36        N/A        N/A
PPM America/JNL High Yield Bond Series......................     $ 9        $29        $50        $111
PPM America/JNL Money Market Series.........................     $ 8        $24        $42        $93
Salomon Brothers/JNL Global Bond Series.....................     $10        $32        $55        $123
Salomon Brothers/JNL U.S. Government & Quality Bond
  Series....................................................     $ 9        $27        $47        $105
T. Rowe Price/JNL Established Growth Series.................     $10        $32        $55        $123
T. Rowe Price/JNL International Equity Investment Series....     $13        $40        $69        $152
T. Rowe Price/JNL Mid-Cap Growth Series.....................     $11        $35        $61        $135

     The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The example assumes a 5% annual rate of return pursuant to the requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Series.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The following table provides selected per share data for one share of each Series for the period from commencement of operations of the Series through March 31, 1996. The information does not reflect any charges imposed by a separate account investing in shares of the Series. You should refer to the appropriate separate account prospectus for additional information regarding such charges.

     The information has been audited by Price Waterhouse LLP, independent accountants, and should be read in conjunction with the financial statements and notes thereto, together with the report of Price Waterhouse LLP included in the Statement of Additional Information.

                                JNL SERIES TRUST

                              FINANCIAL HIGHLIGHTS
              FOR THE PERIOD MAY 15, 1995* THROUGH MARCH 31, 1996

                                                                 JNL
                                                              AGGRESSIVE    JNL CAPITAL    JNL GLOBAL    JNL/ALGER
                                                                GROWTH        GROWTH        EQUITIES      GROWTH
                                                                SERIES        SERIES         SERIES       SERIES*
                                                              ----------    -----------    ----------    ---------
SELECTED PER SHARE DATA
NET ASSET VALUE, BEGINNING OF PERIOD........................    $10.00        $10.00         $10.00       $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................      0.01         --              0.10        --
Net realized and unrealized gains on investments and foreign
  currency related items....................................      3.53          4.70           4.02         0.38
                                                                ------        ------        -------       ------
Total income from investment operations.....................      3.54          4.70           4.12         0.38
                                                                ------        ------        -------       ------
LESS DISTRIBUTIONS:
From net investment income..................................     --            --             --           --
From net realized gains on investment transactions..........     (0.41)        (0.84)         (0.37)       --
                                                                ------        ------        -------       ------
Total distributions.........................................     (0.41)        (0.84)         (0.37)       --
                                                                ------        ------        -------       ------
Net increase................................................      3.13          3.86           3.75         0.38
                                                                ------        ------        -------       ------
NET ASSET VALUE, END OF PERIOD..............................    $13.13        $13.86         $13.75       $10.38
                                                                ======        ======        =======       ======
TOTAL RETURN(a).............................................     35.78%        47.94%         41.51%        3.80%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $8,527        $9,578        $16,141       $8,649
Ratio of net expenses to average net assets(b)(c)...........      1.09%         1.09%          1.15%        1.03%
Ratio of net investment income (loss) to average net
  assets(b)(c)..............................................      0.27%        (0.49)%         0.39%       (0.17)%
Portfolio turnover rate.....................................    163.84%       128.56%        142.36%       50.85%
RATIO INFORMATION ASSUMING NO EXPENSE REIMBURSEMENT OR FEES
  PAID INDIRECTLY
Ratio of expenses to average net assets(b)..................      2.77%         2.08%          2.25%        1.89%
Ratio of net investment income to average net assets(b).....     (1.41)%       (1.48)%        (0.71)%      (1.03)%

-------------------------
 * Commencement of operations (October 16, 1995 commencement of operations for JNL/Alger Growth Series).

(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total return is not annualized.

(b) Annualized.

(c) Computed after giving effect to the Adviser's expense reimbursement and fees paid indirectly.

                                                                                    T. ROWE
                        PPM                          SALOMON         T. ROWE       PRICE/JNL      T. ROWE
         PPM        AMERICA/JNL     SALOMON       BROTHERS/JNL      PRICE/JNL    INTERNATIONAL   PRICE/JNL
     AMERICA/JNL       MONEY      BROTHERS/JNL   U.S. GOVERNMENT   ESTABLISHED      EQUITY        MID-CAP
      HIGH YIELD      MARKET      GLOBAL BOND    & QUALITY BOND      GROWTH       INVESTMENT      GROWTH
     BOND SERIES      SERIES         SERIES          SERIES          SERIES         SERIES        SERIES
     -----------    -----------   ------------   ---------------   -----------   -------------   ---------
        $10.00        $ 1.00         $10.00          $10.00          $10.00          $10.00        $10.00
          0.73          0.04           0.81            0.45            0.07            0.04          0.06
          0.04         --              0.24            0.02            2.68            1.21          3.90
        ------        ------         ------          ------          ------         -------       -------
          0.77          0.04           1.05            0.47            2.75            1.25          3.96
        ------        ------         ------          ------          ------         -------       -------
         (0.54)        (0.04)         (0.56)          (0.34)          (0.06)         --             --
        --             --             (0.03)          (0.04)          (1.33)         --             (0.53)
        ------        ------         ------          ------          ------         -------       -------
         (0.54)        (0.04)         (0.59)          (0.38)          (1.39)         --             (0.53)
        ------        ------         ------          ------          ------         -------       -------
          0.23         --              0.46            0.09            1.36            1.25          3.43
        ------        ------         ------          ------          ------         -------       -------
        $10.23        $ 1.00         $10.46          $10.09          $11.36          $11.25        $13.43
        ======        ======         ======          ======          ======         =======       =======
          7.82%         4.59%         10.74%           4.65%          28.23%          12.50%        40.06%
        $6,156        $6,816         $6,380          $3,007          $8,772         $24,211       $10,545
          0.88%         0.75%          1.00%           0.84%           1.00%           1.25%         1.10%
          8.34%         5.06%          9.01%           5.41%           0.75%           0.78%         0.82%
        186.21%        --            152.89%         253.37%         101.13%          16.45%        66.04%
          1.50%         1.30%          2.14%           2.53%           2.09%           2.14%         2.10%
          7.72%         4.51%          7.87%           3.72%          (0.34)%         (0.11)%       (0.18)%

     Each Series' recent performance and holdings will be detailed twice a year in the Trust's annual and semi-annual reports, which are sent to all shareholders.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

     Investments in each Series are made in many different securities which provide diversification to minimize risk. While there is careful selection of portfolio securities and constant supervision by a team of professional investment managers, there can be no guarantee that the Series' objectives will be achieved. Because of differences in investment objectives and policies, as well as acceptable degrees of risk, the performance of a Series may differ even though more than one Series may utilize the same securities selection.

     Unless otherwise stated, the investment objectives and policies set forth in this Prospectus are not fundamental and may be changed by the Trustees without shareholder approval. Each Series is subject to additional investment policies and restrictions described in the Statement of Additional Information, some of which are fundamental and may not be changed without shareholder approval.

     Currently, shares of the Trust are sold primarily to life insurance company separate accounts ("Accounts") to fund the benefits of variable insurance or annuity policies ("Policies") issued by life insurance companies. The Accounts purchase shares of the Trust in accordance with variable account allocation instructions received from owners of the Policies. The Trust then uses the proceeds to buy securities for its Series. The investment adviser manages the Series from day to day to accomplish the Trust's investment objectives. The kinds of investments and the way they are managed depends on what is happening in the economy and the financial marketplaces. Each of the Accounts, as a shareholder, has an ownership in the Trust's investments. The Trust also offers to buy back (redeem) shares of the Trust from the Accounts at any time at net asset value.

     Jackson National Financial Services, Inc. ("JNFSI"), a wholly owned subsidiary of Jackson National Life Insurance Company, serves as investment adviser for all the Series of the Trust. Janus Capital Corporation serves as sub-adviser for the JNL Capital Growth, JNL Aggressive Growth and JNL Global Equities Series; Fred Alger Management, Inc. serves as sub-adviser for the JNL/Alger Growth Series; PPM America, Inc. serves as sub-adviser for the PPM America/JNL Money Market and PPM America/JNL High Yield Bond Series; Salomon Brothers Asset Management Inc serves as sub-adviser for the Salomon Brothers/JNL U.S. Government & Quality Bond and Salomon Brothers/JNL Global Bond Series; T. Rowe Price Associates, Inc. serves as sub-adviser for the T. Rowe Price/JNL Established Growth and T. Rowe Price/JNL Mid-Cap Growth Series; and Rowe Price-Fleming International, Inc. serves as sub-adviser for the T. Rowe Price/JNL International Equity Investment Series.

     Reference is made herein to ratings assigned to certain types of securities by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff & Phelps") and Thomson BankWatch, Inc., recognized independent securities ratings institutions. A description of the ratings categories assigned by S&P and Moody's is contained in Appendix A.

DIVERSIFICATION

     Each of the Series except the JNL Capital Growth and JNL Aggressive Growth Series qualifies as a diversified investment company under the Investment Company Act of 1940 (the "1940 Act"). As a fundamental policy, a diversified fund will not purchase a security of any issuer (except cash items and U.S. Government securities) if a) it would cause the Series to own more than 10% of the outstanding voting securities of that issuer or b) it would cause the Series' holdings of that issuer to amount to more than 5% of the Series' total assets (as applied in each case to 75% of the Series' total assets). As a fundamental policy, the JNL Capital Growth and JNL Aggressive Growth Series also will not purchase more than 10% of the outstanding voting securities of any issuer; however, only 50% of total assets are subject to the 5% test. The JNL Capital Growth and JNL Aggressive Growth Series may invest up to 50% of total assets in the securities of as few as two issuers (not to exceed 25% in any one issuer) while the other Series may invest up to 25% of their total assets in the securities of one issuer. Neither the JNL Capital Growth nor the JNL Aggressive Growth Series anticipates concentrating its holdings in so few issuers unless its sub-adviser believes a security has the potential for substantial capital appreciation consistent with a Series' investment policies and goals. To the extent that any Series invests more than 5% of its assets in a particular issuer, its exposure to credit risks and/or market risks associated with that issuer increases. As an additional fundamental policy, no Series will invest more than 25% of its total assets in any particular industry (other than U.S. Government securities), except that the PPM America/JNL Money Market Series may invest a greater percent of its assets in the domestic banking industry.

  INTERNAL REVENUE SERVICE (IRS) LIMITATIONS

     In addition to the diversification requirements stated above, each Series intends to comply with the diversification requirements currently imposed by the IRS on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts. More specific information may be contained in the participating insurance company's separate account prospectus.

--------------------------------------------------------------------------------
                          JNL AGGRESSIVE GROWTH SERIES
--------------------------------------------------------------------------------

     The investment objective of the JNL Aggressive Growth Series is long-term growth of capital. It is a non-diversified Series that pursues its investment objective by investing primarily in common stocks of issuers of any size, including larger, well-established companies and smaller, emerging growth companies. The smaller or newer a company is, the more likely it may be to suffer more significant losses as well as realize more substantial growth than larger or more established issuers.

--------------------------------------------------------------------------------
                           JNL CAPITAL GROWTH SERIES
--------------------------------------------------------------------------------

     The investment objective of the JNL Capital Growth Series is long-term growth of capital in a manner consistent with the preservation of capital. It is a non-diversified Series that pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). Companies whose capitalization falls outside this range after the Series' initial purchase continue to be considered medium-sized companies for the purpose of this policy. As of December 29, 1995, the MidCap Index included companies with capitalizations between approximately $118 million and $7.5 billion. The range of the MidCap Index is expected to change on a regular basis. Subject to the above policy, the Series may also invest in smaller or larger issuers.

--------------------------------------------------------------------------------
                           JNL GLOBAL EQUITIES SERIES
--------------------------------------------------------------------------------

     The investment objective of the JNL Global Equities Series is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified Series that pursues its investment objective primarily through investments in common stocks of foreign and domestic issuers. The Series is permitted to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Series normally invests in securities of issuers from at least five different countries, including the United States, although the Series may at times invest all of its assets in fewer than five countries. The JNL Global Equities Series may not be suitable for investors that are not able to bear the additional risks associated with the Series' more extensive holdings of foreign securities.

--------------------------------------------------------------------------------
            JNL AGGRESSIVE GROWTH SERIES, JNL CAPITAL GROWTH SERIES,
                           JNL GLOBAL EQUITIES SERIES
--------------------------------------------------------------------------------

     Each of the JNL Aggressive Growth, JNL Capital Growth, and JNL Global Equities Series invests substantially all of its assets in common stocks when its sub-adviser believes that the relevant market environment favors profitable investing in those securities. Common stock investments are selected in industries and companies that the sub-adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The sub-adviser's analysis and selection process focuses on stocks with earnings growth potential that may not be recognized by the market. Such securities are selected primarily for their capital growth potential; investment income is not a consideration. These selection criteria apply equally to stocks of foreign issuers. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for relative economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign stocks.

     Each of the JNL Aggressive Growth, JNL Capital Growth and JNL Global Equities Series invests primarily in common stocks of foreign and domestic companies. Each Series may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. Debt securities that the Series may purchase include corporate bonds and debentures (not to exceed 35% of net assets in high-yield/high-risk bonds) (See "Investment Risks -- High Yield/High Risk Bonds"); government securities; mortgage- and asset-backed securities (not to exceed 25% of assets); zero coupon bonds (not to exceed 10% of assets); indexed/structured notes; high-grade commercial paper; certificates of deposit; and repurchase agreements. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors. Each of these Series may also invest in short-term debt securities as a means of receiving a return on idle cash.

     When the Series' sub-adviser believes that market conditions are not favorable for profitable investing or when the sub-adviser is otherwise unable to locate favorable investment opportunities, the Series' investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Series do not always stay fully invested in stocks and bonds. Cash or similar investments are residual -- they represent the assets that remain after the sub-adviser has committed available assets to desirable investment opportunities. When a Series' cash position increases, it may not participate in stock market advances or declines to the extent that it would if it remained more fully invested in common stocks.

     Although JNL Global Equities Series is committed to foreign investing, each of these Series may invest without limit in equity and debt securities of foreign issuers. The Series may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies. Each of these Series may use futures, options and other derivatives for hedging purposes or as a means of enhancing return. Some securities that these Series may purchase may be issued on a when-issued, delayed delivery or forward commitment basis.

     Each of JNL Aggressive Growth, JNL Capital Growth and JNL Global Equities Series may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on a Series will depend on the Series' size and the extent of its holdings of special situation issuers relative to total net assets.

--------------------------------------------------------------------------------
                            JNL/ALGER GROWTH SERIES
--------------------------------------------------------------------------------

     The investment objective of the JNL/Alger Growth Series is long-term capital appreciation. It is a diversified Series that seeks to achieve its objective by investing in equity securities, such as common or preferred stocks that are listed on a national securities exchange, or securities convertible into or exchangeable for equity securities, including warrants and rights. Except during temporary defensive periods, the Series invests at least 85 percent of its net assets in equity securities and at least 65 percent of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $1 billion or greater.

     It is anticipated that the Series will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. The Series may invest up to 35 percent of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion. In order to afford the Series the flexibility to take advantage of new opportunities for investments in accordance with its investment objective, the Series may hold up to 15 percent of its net assets in money market instruments and repurchase agreements. During temporary defensive periods, the Series may invest up to 100% of its assets in debt securities, money market instruments and/or repurchase agreements. The Portfolio may also purchase restricted securities (subject to a limit on all illiquid securities of 10 percent of net assets), lend its securities and enter into "short sales against the box." See "Common Types of Securities and Management Practices."

--------------------------------------------------------------------------------
                     PPM AMERICA/JNL HIGH YIELD BOND SERIES
--------------------------------------------------------------------------------

     The primary investment objective of the PPM America/JNL High Yield Bond Series is a high level of current income; its secondary investment objective is capital appreciation by investing in fixed income securities, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds. It is a diversified Series.

     Under normal market conditions, the Series will be invested substantially in long-term (over 10 years to maturity) and intermediate-term (3 to 10 years to maturity) fixed income securities, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds. These high risk, high yield bonds typically are subject to greater market fluctuations and risk of loss of income and principal due to default by the issuer than are investments in lower-yielding, higher-rated bonds. (See "Investment Risks -- High Yield/High Risk Bonds").

     High risk, high yield bonds generally include any bonds that are rated Ba or below by Moody's or BB or below by S&P or that are unrated but considered by the sub-adviser to be of equivalent credit quality. Bonds rated Ba or BB or below are considered speculative. The Series may invest without limitation in bonds rated as low as Ca by Moody's or C by S&P (or unrated but considered by the sub-adviser to be of equivalent quality). In addition, the Series may invest up to 10% of its total assets in bonds rated C by Moody's or D by S&P (or unrated but considered by the sub-adviser to be of equivalent quality). High-yield bonds are riskier than lower-yielding, higher-rated bonds.

     In pursuing its secondary investment objective of capital appreciation, the Series may purchase high yield bonds that are expected by the sub-adviser to increase in value due to improvements in their credit quality or ratings or anticipated declines in interest rates. In addition, the Series may invest for this purpose up to 25% of its assets in equity securities, such as common stocks, or other securities having common stock characteristics. Securities designated as having common stock characteristics include, but are not limited to, securities convertible into or exchangeable for common stock.

     Treating high current income as its primary investment objective means that the Series may forego opportunities that would result in capital gains and may accept prudent risks to capital value, in each case to take advantage of opportunities for higher current income.

     Up to 25% of the Series' assets may be invested in securities of foreign issuers, which are generally denominated in currencies other than the U.S. dollar. The

Series also has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency exchange contracts, currency options, currency and financial futures contracts, and options on such futures contracts. The Series may enter into repurchase agreements and firm commitment agreements and may purchase securities on a when-issued basis. Investment in foreign securities also involves special risks.

     Under normal market conditions, the Series will invest at least 65% of its total assets in high risk, high yield bonds as described above. Subject to this requirement, the Series may maintain assets in cash or cash equivalents, including commercial bank obligations (certificates of deposit, which are interest-bearing time deposits; bankers' acceptances, which are time drafts on a commercial bank for which the bank accepts an irrevocable obligation to pay at maturity; and demand or time deposits), commercial paper (short-term notes issued by corporations or governmental bodies) and obligations issued or guaranteed by the U.S. Government. The Series may adopt temporary defensive position investment policies during adverse market, economic or other circumstances that require immediate action to avoid losses. During periods when and to the extent that the Series has assumed a temporary defensive position, the Series may not be pursuing its investment objective.

--------------------------------------------------------------------------------
                      PPM AMERICA/JNL MONEY MARKET SERIES
--------------------------------------------------------------------------------

     The investment objective of the PPM America/JNL Money Market Series is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments. It is a diversified Series that pursues its investment objective by investing mainly in debt, but the Series shall retain maximum flexibility in the management of its portfolio.

     The PPM America/JNL Money Market Series invests in high quality money market instruments. These instruments are considered to be among the safest investments available because of their short maturities, liquidity and high quality ratings.

     This Series will invest exclusively in the following types of high quality, U.S. dollar denominated money market instruments that mature in 397 days or less:

     - Obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities.

     - Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. banks and savings banks that are members of the Federal Deposit Insurance Corporation, including their foreign branches and foreign subsidiaries, and issued by domestic and foreign branches of foreign banks.

     - Corporate obligations, including commercial paper, of domestic and foreign issuers.

     - Obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities.

     - Repurchase agreements on obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Investments are managed to meet the quality and diversification requirements of the 1940 Act. Under Rule 2a-7 under the 1940 Act, the Series must maintain a dollar-weighted average portfolio maturity of 90 days or less and may only purchase U.S. dollar denominated instruments that are determined to present minimal credit risks and that at the time of acquisition are rated in the top two rating categories by the required number of nationally recognized statistical rating organizations (at least two or, if only one rating agency has rated the security, that one agency) or, if unrated, are deemed comparable in quality. Determination of credit risks and quality will be made by the sub-adviser in accordance with procedures adopted by the Trust's Board of Trustees. The diversification requirements of Rule 2a-7 provide generally that the Series may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities that have not been rated in the highest category by the required number of rating agencies or, if unrated, have not been deemed comparable, except U.S. Government securities and repurchase agreements on such securities. A more complete description of the rating categories is set forth under Appendix A.

     The PPM America/JNL Money Market Series may invest more than 25% of its total assets in the domestic banking industry, which would cause the Series to be more exposed to the risks of such industry. Bank obligations held by the Series do not benefit materially from insurance from the Federal Deposit Insurance Corporation. The 25% limitation does not apply to U.S. Government securities, including obligations issued or guaranteed by its agencies or instrumentalities.

--------------------------------------------------------------------------------
                    SALOMON BROTHERS/JNL GLOBAL BOND SERIES
--------------------------------------------------------------------------------

     The primary investment objective of the Salomon Brothers/JNL Global Bond Series is to seek a high level of current income. As a secondary objective, the Series will seek capital appreciation. It is a diversified Series. The Series seeks to achieve its objectives by investing in a globally diverse portfolio of fixed income investments and by giving the sub-adviser broad discretion to deploy the assets among certain segments of the fixed income market that the sub-adviser believes will best contribute to the achievement of the Series' objectives. At any point in time, the sub-adviser will deploy the Series' assets based on its analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: U.S. Government obligations, investment grade domestic corporate debt, high yield domestic corporate debt securities, mortgage-backed securities and investment grade and high yield foreign corporate and sovereign debt securities. The sub-adviser has entered into a sub-advisory consulting agreement with its London based affiliate, Salomon Brothers Asset Management Limited ("SBAM Limited") pursuant to which SBAM Limited will provide certain advisory services to the sub-adviser relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Series.

     The sub-adviser will determine the amount of assets to be allocated to each type of security in which it invests based on its assessment of the maximum level of income and capital appreciation that can be achieved from a portfolio which is invested in these securities. In making this determination, the sub-adviser will rely in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. In performing quantitative analysis, the sub-adviser will employ prepayment analysis and option adjusted spread technology to evaluate mortgage securities, mean variance optimization models to evaluate foreign debt securities, and total rate of return analysis to measure relative risks and opportunities in other fixed income markets. Economic factors considered will include current and projected levels of growth and inflation, balance of payments, status and monetary policy. The allocation of assets to foreign debt securities will further be influenced by current and expected currency relationships and political and sovereign factors. The sub-adviser will continuously review this allocation of assets and make such adjustments as it deems appropriate. The Series does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed income security.

     In addition, the sub-adviser will have discretion to select the range of maturities of the various fixed income securities in which the Series invests. The sub-adviser anticipates that under current market conditions the Series' portfolio securities will have a weighted average life of 6 to 10 years. However, the weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions. The Series may adopt temporary defensive position investment policies during adverse market, economic or other circumstances that require immediate action to avoid losses. During periods when and to the extent that the Series has assumed a temporary defensive position, the Series may not be pursuing its investment objective.

     The investment grade corporate debt securities and the investment grade foreign debt securities to be purchased by the Series are domestic and foreign debt securities rated within the four highest bond ratings of either Moody's or S&P, or, if unrated, deemed to be of equivalent quality in the sub-adviser's judgment. While debt securities carrying the fourth highest quality rating (Baa by Moody's or BBB by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

     The types and characteristics of the U.S. Government obligations and mortgage-backed securities to be purchased by the Series are set forth below in the discussion of investment objectives and policies for the Salomon Brothers/JNL U.S. Government & Quality Bond Series. In addition, the Series may purchase privately issued mortgage securities which are not guaranteed by the U.S. Government or its agencies or instrumentalities and may purchase stripped mortgage securities, including interest-only and principal-only securities. Additional information with respect to securities to be purchased by the Series is set forth below under the section entitled "Common Types of Securities and Management Practices" and "Investment Risks."

     The Series may invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational organizations. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

     In pursuing the Series' investment objectives, the Series reserves the right to invest predominantly in medium or lower-rated securities. Although the Series has the ability to invest up to 100% of its assets in lower-rated securities, the Series' subadviser does not anticipate investing in excess of 75% of the Series' assets in such securities. Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. The sub-adviser anticipates that under current market conditions, a significant portion of the Series assets will be invested in such high risk, high yield securities. By investing a portion of the Series' assets in securities rated below investment grade as well as through investments in mortgage securities and foreign debt securities, the sub-adviser expects to provide investors with a higher yield than a high-quality domestic corporate bond fund. Certain of the debt securities in which the Series may invest may be rated as low as C by Moody's or D by S&P or may be considered comparable to securities having such ratings. Medium and lower-rated securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

     In light of the risks associated with high yield corporate and sovereign debt securities, the sub-adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The sub-adviser will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the sub-adviser's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Series' ability to achieve its investment objective may be more dependent on the sub-adviser's credit analysis than would be the case if it invested in higher quality debt securities.

     The high yield sovereign debt securities in which the Series may invest are U.S. dollar-denominated and non-dollar-denominated debt securities, including Brady Bonds, that are issued or guaranteed by governments or governmental entities of developing and emerging countries. The sub-adviser expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the portfolio is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. (See "Investment Risks -- High Yield/ High Risk Bonds"). The sub-adviser anticipates that the Series' initial investments in sovereign debt will be concentrated in Latin American countries, including Mexico and Central and South American and Caribbean countries. The sub-adviser expects to take advantage of additional opportunities for investment in the debt of North African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises. For a more detailed discussion of high yield sovereign debt securities, see "Investment Risks -- High Yield/ High Risk Bonds" section.

     The Series will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities (including emerging market securities). Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the Series' assets that can be invested in non-dollar denominated securities. The sub-adviser anticipates that, under current market conditions, a significant portion of the Series' assets will be invested in foreign securities. These risks are described under the caption "Investment Risks." The ability to spread its investments among the fixed income markets in a number of different countries may, however, reduce the overall level or market risk to the extent it may reduce the Series' exposure to a single market.

     The Series may invest in zero coupon securities and pay-in-kind bonds. In addition, the Series may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). The Series may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). The Series considers these investments to be investments in debt securities for purposes of this Prospectus. Participations typically will result in the Series having a contractual relationship only with the Lender, not with the borrower. The Series will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Series generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Series may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Series will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Series will acquire Participations only if the Lender interpositioned between the Series and the borrower is determined by the sub-adviser to be creditworthy. When the Series purchases Assignments from Lenders, the Series will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

     The Series may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Series anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Series' ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Series currently treats investments in Participations and Assignments as illiquid for purposes of its limitation on investment in illiquid securities. However, the Trustees may in the future adopt policies and procedures for the purpose of determining whether Assignments and Loan Participations are liquid or illiquid. Pursuant to such policies and procedures, the Trustees would delegate to the sub-adviser the determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the Loan Participation or Assignment and the time needed to dispose of it and the contractual provisions of the relevant documentation. The Trustees would periodically review purchases and sales of Assignments and Loan Participations. To the extent that liquid Assignments and Loan Participations that the Series held became illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Series' assets invested in illiquid assets would increase.

     The Series may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Series' objectives. The Series will generally hold such equity investments as a result of purchases of unit offerings of fixed income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed income securities, but may also purchase equity securities not associated with fixed income securities when, in the opinion of the sub-adviser, such purchase is appropriate.

     The Series currently intends to invest substantially all of its assets in fixed income securities. In order to maintain liquidity, however, the Series may invest up to 20% of its assets in high-quality short-term money market instruments. If at some future date, in the opinion of the sub-adviser, adverse conditions prevail in the market for fixed income securities, the Series for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments. The types and characteristics of the money market securities to be purchased by the Series are set forth in the discussion of investment objectives and policies of PPM America/JNL Money Market Series. Potential investors should review the discussion therein in considering an investment in shares of the Series.

     The Series may enter into repurchase and reverse repurchase agreements, purchase securities on a firm commitment basis, including when-issued securities, lend portfolio securities and enter into mortgage "dollar rolls." The Series may also enter into options, futures and currency transactions, although with the exception of currency transactions, it is not presently anticipated that any of these strategies will be utilized to a significant degree by the Series. For a description of these investment practices and the risks associated with them, see "Common Types of Securities and Management Practices" and "Investment Risks." The Series' ability to pursue certain of these strategies may be limited by applicable regulations of the Securities and Exchange Commission ("SEC"), the Commodity Futures Trading Commission ("CFTC") and the federal income tax requirements applicable to regulated investment companies.

--------------------------------------------------------------------------------
           SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES
--------------------------------------------------------------------------------

     The investment objective of the Salomon Brothers/JNL U.S. Government & Quality Bond Series is to obtain a high level of current income. It is a diversified Series that seeks to attain its objective by investing primarily in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities including collateralized mortgage obligations backed by such securities. The Series may also invest a portion of its assets in investment grade bonds.

     At least 65% of the total assets of the Series will be invested in:

     (1) U.S. Treasury obligations;

     (2) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government;

     (3) mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

     (4) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association; and

     (5) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) by the full faith and credit of the U.S. Government.

     Any guarantee of the securities in which the Series invests runs only to the principal and interest payments on the securities and not to the market value of such securities or to the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the Series and not the purchase of shares of the Series.

     The Series may invest in securities of any maturity or effective duration and, accordingly, the composition and weighted average maturity of the Series' portfolio will vary from time to time, based upon the sub-adviser's determination of how best to achieve the Series' investment objective. With respect to mortgage-backed securities in which the Series invests, average maturity and duration are determined by using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic parameters. These estimates may vary from actual results, particularly during periods of extreme market volatility. In addition, the average maturity and duration of mortgage-backed derivative securities may not accurately reflect the price volatility of such securities under certain market conditions. From time to time, a significant portion of the Series' assets may be invested in mortgage-backed securities. The mortgage-backed securities in which the Series invests represent participating interests in pools of fixed rate and adjustable rate residential mortgage loans issued or guaranteed by agencies or instrumentalities of the U.S. Government.

     Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

     The yield of mortgage-backed securities is based upon the prepayment rates experienced over the life of the security. Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the Series of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Series. Monthly interest payments received by the Series have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semi-annually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to the prepayment feature.

     While the Series seeks a high level of current income, it cannot invest in instruments such as lower grade corporate obligations which offer higher yields but are subject to greater credit risks. The Series will not knowingly invest in a high risk mortgage security. The term "high risk mortgage security" is defined generally as any mortgage security that exhibits significantly greater price volatility than a benchmark security, the Federal National Mortgage Association current coupon 30-year mortgage-backed pass through security. Shares of the Series are neither insured nor guaranteed by the U.S. Government, its agencies or instrumentalities. Neither the issuance by nor the guarantee of a U.S. Government agency for a security constitutes assurance that the security will not significantly fluctuate in value or that the Series will receive the originally anticipated yield on the security.

     The Series may also invest up to 35% of its assets in U.S. dollar-denominated securities rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's, or if unrated, determined to be of comparable quality to securities in those ratings categories by the sub-adviser. The Series may not invest more than 10% of total assets in obligations of foreign issuers. Investments in foreign securities will subject the Series to special considerations related to political, economic and legal conditions outside of the U.S., as discussed under the "Investment Risks" section. These considerations include the possibility of expropriation, nationalization, withholding taxes on income and difficulties in enforcing judgments. Foreign securities may be less liquid and more volatile than comparable U.S. securities.

     The Series may enter into repurchase and reverse repurchase agreements, purchase securities on a firm commitment basis, including when-issued securities, and lend portfolio securities. The Series may also enter into mortgage "dollar rolls." For a description of these investment practices and the risks associated with them, see "Common Types of Securities and Management Practices" and "Investment Risks."

--------------------------------------------------------------------------------
                  T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES
--------------------------------------------------------------------------------

     The investment objective of the T. Rowe Price/JNL Established Growth Series is to seek long-term growth of capital and increasing dividend income through investment primarily in common stocks of well-established growth companies. A growth company is defined as one which: (1) has demonstrated historical growth of earnings faster than the growth of inflation and the economy in general; and
(2) has indications of being able to continue this growth pattern in the future. Total return will consist primarily of capital appreciation or depreciation and secondarily of dividend income.
     It is a diversified Series that will invest primarily in the common stock of a diversified group of well-established growth companies. While current dividend income is not a prerequisite in the selection of a growth company, the companies in which the Series will invest normally have a record of paying dividends and are generally expected to increase the amounts of such dividends in future years as earnings increase. Although the Series will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities, convertible securities, warrants, hybrid instruments, restricted securities, futures and options, when considered consistent with the Series' investment objective and program.

--------------------------------------------------------------------------------
            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
--------------------------------------------------------------------------------

     The investment objective of the T. Rowe Price/JNL International Equity Investment Series is to seek long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. Total return consists of capital appreciation or depreciation, dividend income, and currency gains or losses.
     Over the last 30 years, many foreign economies have grown faster than the United States' economy, and the return from equity investments in these countries has often exceeded the return on similar investments in the United States. Moreover, there has normally been a wide and largely unrelated variation in performance between international equity markets over this period. Although there can be no assurance that these conditions will continue, the Series' sub-adviser, within the framework of diversification, seeks to identify and invest in companies participating in the faster growing foreign economies and markets. The sub-adviser believes that investment in foreign securities offers significant potential for long-term capital appreciation and an opportunity to achieve investment diversification. The Series may also purchase other types of securities, for example, common and preferred stocks, convertible securities, fixed income securities, hybrid instruments, restricted securities, foreign currency transactions, futures and options.

     In analyzing companies for investment, the sub-adviser ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Series invests, normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase.

     It is a diversified Series that intends to diversify investments broadly among countries and to normally have at least three different countries represented in the Series. The Series may invest in countries of the Far East and Europe, as well as South Africa, Australia, Canada and other areas (including developing countries). Under unusual circumstances, however, the Series may invest substantially all of its assets in one or two countries.

--------------------------------------------------------------------------------
                    T. ROWE PRICE/JNL MID-CAP GROWTH SERIES
--------------------------------------------------------------------------------

     The investment objective of the T. Rowe Price/JNL Mid-Cap Growth Series is to provide long-term growth of capital by investing primarily in the common stock of companies with medium-sized market capitalizations ("mid-cap") and the potential for above-average growth.

     It is a diversified Series that will invest at least 65% of its total assets in a diversified portfolio of mid-cap common stocks with above-average growth potential. A mid-cap company is defined as one whose market capitalization falls within the capitalization range of companies included in the S&P 400 Mid-Cap Index. Mid-cap growth companies are often still in the early, more dynamic phase of a company's life cycle, but have enough corporate history that they are no longer considered new or emerging. By focusing their activities, mid-cap companies may be more responsive and better able to adapt to the changing needs of their markets. They are usually mature enough to have established organizational structures and the depth of management needed to expand their operations. In addition, these companies generally have sufficient financial resources and access to capital to finance their growth.

     While investing in mid-cap growth companies generally entails greater risk and volatility than investing in large, well-established companies, mid-cap companies are expected to offer the potential for more rapid growth. They may also offer greater potential for capital appreciation because of their higher growth rates. In addition, the stocks of such companies are less actively followed by securities analysts and may, therefore, be undervalued by investors.

     The sub-adviser will rely on its proprietary research to identify mid-cap companies with attractive growth prospects. The Series will seek to invest primarily in companies which: 1) offer proven products or services, 2) have a historical record of earnings growth that is above average, 3) demonstrate the potential to sustain earnings growth, 4) operate in industries experiencing increasing demand, and/or 5) are believed to be reasonably valued in the marketplace. There is, of course, no guarantee the Series will be able to identify such companies or that its investment in them will be successful.

     Although the Series will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities, convertible securities, restricted securities, hybrid instruments, warrants, futures and options, when considered consistent with the Series' investment objective and program.

--------------------------------------------------------------------------------
              COMMON TYPES OF SECURITIES AND MANAGEMENT PRACTICES
--------------------------------------------------------------------------------

SECURITIES AND MANAGEMENT PRACTICES

     This section describes some of the types of securities a Series may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. A Series may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with the Series' investment objective and policies described herein. Each Series' investment program is subject to further restrictions described in the Statement of Additional Information.

     BORROWING AND LENDING. A Series may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets. To secure borrowings a Series may mortgage or pledge securities in amounts up to 15% of its net assets. As a fundamental policy, a Series will not lend securities or other assets if, as a result, more than 25% of its total assets would be lent to other parties.

     CASH POSITION. A Series may hold a certain portion of its assets in repurchase agreements and money market securities rated in one of the two highest rating categories by a nationally recognized statistical rating organization, maturing in one year or less. For temporary, defensive purposes, a Series may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

     COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Series may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Although common and preferred stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

     CONVERTIBLE SECURITIES AND WARRANTS. A Series may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).

     FIXED INCOME SECURITIES. A Series may invest in fixed income securities of companies which meet the investment criteria for the Series. The price of fixed income securities fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

     FOREIGN CURRENCY TRANSACTIONS. A Series will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash), basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A Series will generally not enter into a forward contract with a term of greater than one year.

     There are certain markets where it is not possible to engage in effective foreign currency hedging. This may be true, for example, for the currencies of various countries where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

     FOREIGN SECURITIES. A Series may invest in foreign securities. These include non-dollar denominated securities traded principally outside the U.S. and dollar denominated securities traded in the U.S. (such as ADRs). Such investments increase a Series' diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value).

     FUTURES AND OPTIONS. Futures are often used to manage risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. A Series may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. Subject to certain limits described in the Statement of Additional Information, a Series may purchase or sell call and put options on securities, financial indices, and foreign currencies, and may invest in futures contracts on foreign currencies and financial indices, including interest rates or an index of U.S. Government securities, foreign government securities or equity or fixed income securities.

     Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a Series' total return; and the potential loss from the use of futures can exceed the Series' initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing a Series' income.

     The Series' use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. Rather, in accordance with regulations adopted by the CFTC, a Series will employ such techniques only for (1) hedging purposes, or (2) otherwise, to the extent that aggregate initial margin and required premiums do not exceed 5 percent of the Series' net assets.

     ILLIQUID SECURITIES. Each Series may invest up to 15% of its net assets (10% in the case of the PPM America/JNL Money Market Series and the JNL/Alger Growth Series) in securities that are considered illiquid. Illiquid investments include repurchase agreements not terminable within seven days, securities for which market quotations are not readily available and certain restricted securities. Illiquid investments may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to a Series. Certain restricted securities may be determined to be liquid in accordance with guidelines adopted by the Trust's Board of Trustees.

     HIGH YIELD BONDS. A Series may invest its assets in fixed income securities offering high current income that are in the lower rating categories of recognized rating agencies or are non-rated. These lower-rated fixed income securities are considered on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     HYBRID INSTRUMENTS. These instruments can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and their use by a Series may not be successful.

     MORTGAGE- AND ASSET-BACKED SECURITIES. A Series may invest in mortgage- and asset-backed securities. These securities are subject to prepayment risk, that is, the possibility that prepayments on the underlying mortgages or other loans will cause the principal and interest on the mortgage- and asset-backed securities to be paid prior to their stated maturities. A sub-adviser will consider estimated prepayment rates in calculating the average weighted maturities of the Series. Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, a Series may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit a Series' ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

     The Salomon Brothers/JNL Global Bond Series may purchase stripped mortgage-backed securities, which may be considered derivative mortgage-backed securities, which may be issued by agencies or instrumentalities of the U.S. Government or by private entities. Stripped mortgage-backed securities have greater volatility than other types of mortgage-backed securities. Stripped mortgage-backed securities are structured with two or more classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest, while the other class will receive all of the principal. The yield to maturity of such mortgage backed securities that are purchased at a substantial discount or premium are extremely sensitive to changes in interest rates as well as to the rate of principal payments (including prepayments) on the related underlying mortgage assets.

     MORTGAGE DOLLAR ROLLS. Certain Series may enter into mortgage "dollar rolls" in which a Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a

Series foregoes principal and interest paid on the mortgage-backed securities. A Series is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Series to "roll over" its purchase commitments. A Series may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Series enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Series is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Series' use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). A Series may invest in CMOs. CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. In recent years, new types of CMO structures have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Series invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

     The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

     REAL ESTATE INVESTMENT TRUSTS ("REITS"). The REITs in which a Series may invest include equity REITs, which own real estate properties, and mortgage REITs, which make construction, development and long-term mortgage loans. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a "pass-through" entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act, and the fact that REITs are not diversified.

     PORTFOLIO TURNOVER. To a limited extent, a Series may engage in short-term transactions if such transactions further its investment objective. A Series may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. However, certain tax rules may restrict the Series' ability to sell securities in some circumstances when the security has been held for less than three months. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. A Series may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by a Series and a simultaneous agreement (generally by a bank or dealer) to repurchase that security from the Series at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Series to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Series may encounter delays and incur costs in liquidating the underlying security.

     When a Series invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes.

     SHORT SALES. Each Series may sell securities "short against the box." While a short sale is the sale of a security the Series does not own, it is "against the box" if at all times when the short position is open the Series owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

     U.S. GOVERNMENT SECURITIES AND CUSTODIAL RECEIPTS. Obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities include Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates which are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.

     WHEN-ISSUED SECURITIES. A Series may purchase securities on a when-issued, delayed delivery or forward commitment basis. Actual payment for and delivery of such securities does not take place until some time in the future -- i.e., beyond normal settlement. The Series does not earn interest on such securities until settlement and bears the risk of market value fluctuations during the period between the purchase and settlement dates. The series segregate and maintain at all times cash, cash equivalents, or other high quality liquid debt securities in an amount at least equal to the amount of outstanding commitments for when-issued securities.

     ZERO COUPON AND PAY-IN-KIND BONDS. A Series may invest up to 10% of its assets in zero coupon bonds or strips. Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market value of strips and zero coupon bonds generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. A Series may also purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

     Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Series may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

INVESTMENT RISKS

  FOREIGN SECURITIES

     Investments in foreign securities, including those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Series. Securities of some foreign issuers in many cases are less liquid and more volatile than securities of comparable domestic issuers. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Certain markets may require payment for securities before delivery. A Series may have limited legal recourse against the issuer in the event of a default on a debt instrument. Delays may be encountered in settling securities transactions in certain foreign markets and a Series will incur costs in converting foreign currencies into U.S. dollars. Bank custody charges are generally higher for foreign securities. JNL Global Equities, Salomon Brothers/JNL Global Bond, and T. Rowe Price/JNL International Equity Investment Series are particularly susceptible to such risks. ADRs do not involve the same direct currency and liquidity risks as foreign securities.

     The considerations noted above may be intensified in the case of investments in developing countries or countries with limited or developing capital markets. In particular, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Securities of issuers located in developing countries may have limited marketability and may be subject to more abrupt or erratic price fluctuations.

     At times, securities held by a Series may be listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturday) when a Series does not compute its price or accept orders for the purchase, redemption or exchange of its shares. As a result, the net asset value of a Series may be significantly affected by trading on days when shareholders cannot make transactions.

     The share price of a Series that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which such securities are denominated. A Series' foreign investments may cause changes in a Series' share price that have a low correlation with movement in the U.S. markets. Because most of the foreign securities in which a Series invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of a Series, depending on the extent of the Series' foreign investments.

     A Series may employ certain strategies in order to manage exchange rate risks. For example, a Series may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency. A Series may enter into contracts to sell that foreign currency for U.
S. dollars (not exceeding the value of a Series' assets denominated in that currency) or by participating in options or futures contracts with respect to such currency ("position hedge"). A Series could also hedge that position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars ("proxy hedge"). A Series may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the sub-adviser believes there is a reasonable degree of correlation between movements in the two currencies ("cross hedge"). In addition, when a Series anticipates purchasing securities denominated in a particular currency, the Series may enter into a forward contract to purchase or sell such currency in exchange for the dollar or another currency ("anticipatory hedge").

     These strategies minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact a Series' performance if the sub-adviser's projection of future exchange rates is inaccurate.

  FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

     The use of futures, options, forward contracts, and swaps ("derivative instruments") exposes a Series to additional investment risks and transaction costs. If a sub-adviser seeks to protect a Series against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Series, that Series could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include (1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

  HIGH YIELD/HIGH RISK BONDS

     Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Series would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of issuers of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

     The market prices of lower rated securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Many high-yield bonds do not trade frequently. When they do trade, their price may be substantially higher or lower than had been expected. A lack of liquidity also means that judgment may play a bigger role in valuing the securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

     A Series may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country, because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. The sub-adviser will analyze the credit-worthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, in determining whether to purchase unrated municipal bonds. See Appendix A for a description of bond rating categories.

  HYBRID INSTRUMENTS

     The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures, options, and forward contracts herein for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Series and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be a risk factor which the Series would have to consider. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

  MUNICIPAL OBLIGATIONS

     In addition to the usual risks associated with income investing, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of municipal obligations held by a Series. The credit quality of a municipal obligation can be affected by, among other factors, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal obligations are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues may be enhanced by demand features, which enable a Series to demand payment on short notice from the issuer or a financial intermediary.

  WHEN-ISSUED SECURITIES

     The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issued securities, but may be substantially longer for forward commitments. During the period between purchase and settlement, no payment is made by the Series to the issuer and no interest accrues to the Series. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks. At the time the Series makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Series will segregate for these securities by maintaining cash and/or liquid, high-grade debt securities with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the Series (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

INVESTMENT ADVISER

     Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

     JNFSI, 5901 Executive Drive, Lansing, Michigan 48911, is the investment adviser of each Series and provides each Series with professional investment supervision and management. JNFSI is a wholly owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly owned by Prudential Corporation plc, the largest life insurance company in the United Kingdom. JNFSI provides accounting services, preparation of financial statements, tax services, and regulatory reports to the Trust.

     In addition to providing the services described above, JNFSI selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Series of the Trust. JNFSI monitors the compliance of such sub-advisers with the investment objectives and related policies of each Series and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

     As compensation for its services, JNFSI receives a fee from the Trust computed separately for each Series. The fee for each Series is stated as an annual percentage of the current value of the net assets of the Series. The fees, which are accrued daily and payable monthly, are calculated on the basis of the average of all valuations of net assets of each Series made at the close of business on each business day of the Trust during the period for which such fees are paid through the date of calculation. Once the average net assets of a Series exceed specified amounts, the fee is reduced with respect to such excess. The following is a schedule of the fees each Series currently is obligated to pay JNFSI.

                                                                $0 TO    $50 TO    $150 TO    $300 TO     OVER
                      (*M -- MILLION)                           $50 M    $150 M    $300 M     $500 M     $500 M
                      ---------------                           -----    ------    -------    -------    ------
JNL Aggressive Growth Series................................     .95%     .95%       .90%       .85%      .85%
JNL Capital Growth Series...................................     .95%     .95%       .90%       .85%      .85%
JNL Global Equities Series..................................    1.00%    1.00%       .95%       .90%      .90%
JNL/Alger Growth Series.....................................    .975%    .975%      .975%       .95%      .90%
PPM America/JNL High Yield Bond Series......................     .75%     .70%      .675%       .65%     .625%
PPM America/JNL Money Market Series.........................     .60%     .60%      .575%       .55%     .525%
Salomon Brothers/JNL Global Bond Series.....................     .85%     .85%       .80%       .80%      .75%
Salomon Brothers/JNL U.S. Government & Quality Bond
  Series....................................................     .70%     .70%       .65%       .60%      .55%
T. Rowe Price/JNL Established Growth Series.................     .85%     .85%       .80%       .80%      .80%
T. Rowe Price/JNL International Equity Investment Series....    1.10%    1.05%      1.00%       .95%      .90%
T. Rowe Price/JNL Mid-Cap Growth Series.....................     .95%     .95%       .90%       .90%      .90%

INVESTMENT SUB-ADVISERS

     The organizations described below act as sub-advisers to the Trust and certain of its Series pursuant to Sub-Advisory Agreements with JNFSI. Under the Sub-Advisory Agreements, the sub-advisers manage the investment and reinvestment of the assets of the respective Series for which they are responsible. Each of the sub-advisers discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of JNFSI, which pays the sub-advisers' fees.

     Fred Alger Management, Inc., ("Alger Management") which is located at 75 Maiden Lane, New York, New York 10038, serves as sub-adviser to the JNL/Alger Growth Series. Alger Management is generally engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management has been engaged in the business of rendering investment advisory services since 1964 and, as of June 30, 1995, had approximately $3.8 billion under management, $2.0 billion in mutual fund accounts and $1.8 billion in other advisory accounts. Alger Management is a wholly owned subsidiary of Alger Inc. which in turn is a wholly owned subsidiary of Alger Associates, Inc., a financial services holding company. Fred M. Alger III and his brother, David D. Alger, own approximately 53 percent and 17 percent, respectively, of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

     Janus Capital Corporation ("Janus Capital"), a Colorado corporation with principal offices at 100 Fillmore Street, Denver, Colorado 80206, serves as sub-adviser to the JNL Capital Growth Series, JNL Aggressive Growth

Series and JNL Global Equities Series. Janus Capital is an investment adviser with more than $39 billion in assets under management. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly-traded holding company whose primary subsidiaries are engaged in transportation and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

     PPM America, Inc. ("PPM"), which is located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as sub-adviser to the PPM America/JNL Money Market Series and the PPM America/JNL High Yield Bond Series. PPM, an affiliate of JNFSI, is a wholly owned subsidiary of Prudential Portfolio Managers Ltd., ("PPM Ltd.") an investment management company engaged in global money management, which is in turn wholly owned by Prudential Corporation plc. PPM Ltd. and its subsidiaries manage over $120 billion in various currencies and markets. PPM currently manages over $24 billion of Jackson National Life Insurance Company assets. Additionally, PPM manages assets of over $4.2 billion for other affiliated companies and over $900 million for non-affiliated entities.

     Rowe Price-Fleming International, Inc. ("Price-Fleming"), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as sub-adviser to the T. Rowe Price/JNL International Equity Investment Series. Price-Fleming was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. Price-Fleming is one of America's largest international mutual fund asset managers with approximately $18 billion under management in its offices in Baltimore, London, Tokyo, and Hong Kong.

     Salomon Brothers Asset Management Inc ("Salomon Brothers") serves as sub-adviser to the Salomon Brothers/JNL Global Bond Series and the Salomon Brothers/JNL U.S. Government & Quality Bond Series. Salomon Brothers is an indirect, wholly owned subsidiary of Salomon Brothers Holding Company Inc. incorporated in 1987, and an affiliate of Salomon Brothers Inc. The business address of Salomon Brothers is 7 World Trade Center, New York, New York 10048. Through its office in New York and affiliates in London, Frankfurt, Tokyo and Hong Kong, Salomon Brothers provides a broad range of fixed income and equity investment advisory services for its individual and institutional clients located throughout the world, including European and Far East central banks, pension funds, endowments, insurance companies, and various investment companies (including portfolios thereof). As of January 1, 1996, Salomon Brothers had investment advisory responsibility for more than $14 billion of assets. Salomon Brothers has access to Salomon Brothers Inc's more than 250 economists, mortgage, bond, sovereign and equity analysts.

     In connection with Salomon Brothers' service as sub-adviser to the Salomon Brothers/JNL Global Bond Series, SBAM Limited, whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain sub-advisory services to Salomon Brothers relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Series. SBAM Limited is compensated by Salomon Brothers at no additional expense to the Trust. Like Salomon Brothers, SBAM Limited is a direct, wholly-owned subsidiary of Salomon Brothers Holding Company Inc. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended.

     T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as sub-adviser to the T. Rowe Price/JNL Established Growth Series and the T. Rowe Price/JNL Mid-Cap Growth Series. T. Rowe was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe and its affiliates manage over $60 billion for approximately three million individual and institutional investor accounts, including limited and real estate partnerships and other mutual funds.

PORTFOLIO MANAGEMENT

     The following individuals are primarily responsible for the day-to-day management of the particular Series as indicated below.

JNL GLOBAL EQUITIES SERIES

     Helen Young Hayes is responsible for the day-to-day management of the JNL Global Equities Series. Ms. Hayes joined Janus Capital in 1987. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

JNL CAPITAL GROWTH SERIES

     James P. Goff is responsible for the day-to-day management of the JNL Capital Growth Series. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

JNL AGGRESSIVE GROWTH SERIES

     Warren B. Lammert is responsible for the day-to-day management of the JNL Aggressive Growth Series. Mr. Lammert joined Janus Capital in 1987. He holds a Bachelor of Arts in Economics from Yale University and a Master of Science in Economic History from the London School of Economics. He is a Chartered Financial Analyst.

JNL/ALGER GROWTH SERIES

     David D. Alger, President and Chief Investment Officer of Alger Management, is primarily responsible for the day-to-day management of the JNL/Alger Growth Series. He has been employed by Alger Management as Executive Vice President and Director of Research since 1971 and he serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management. Also participating in the management of the Series are Ronald Tartaro and Seilai Khoo. Mr. Tartaro has been employed by Alger Management since 1990 and he serves as a senior research analyst. Prior to 1990, he was a member of the technical staff at AT&T Bell Laboratories. Ms. Khoo has been employed by Alger Management since 1989 and she serves as a senior research analyst.

PPM AMERICA/JNL MONEY MARKET SERIES

PPM AMERICA/JNL HIGH YIELD BOND SERIES

     In its capacity as sub-adviser, PPM supervises and manages the investment portfolios of the PPM America/ JNL Money Market Series and the PPM America/JNL High Yield Bond Series and directs the purchase and sale of each Series' investment securities. PPM utilizes teams of investment professionals acting together to manage the assets of the Series. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Series' investment objectives.

SALOMON BROTHERS/JNL GLOBAL BOND SERIES

SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES

     Steven Guterman is primarily responsible for the day-to-day management of the Salomon Brothers/JNL U.S. Government & Quality Bond Series and the mortgage-backed securities and U.S. Government securities portions of the Salomon Brothers/JNL Global Bond Series. Mr. Guterman co-manages the Salomon Brothers/JNL U.S. Government & Quality Bond Series with Roger Lavan. Peter J. Wilby is primarily responsible for the day-to-day management of the high yield and emerging market debt securities portions of the Salomon Brothers/JNL Global Bond Series. Beth Semmel assists Mr. Wilby in the day-to-day management of the Salomon Brothers/JNL Global Bond Series.

     Mr. Guterman joined Salomon Brothers in 1990 and is currently a Senior Portfolio Manager, responsible for Salomon Brothers' investment company and institutional portfolios which invest primarily in mortgage-backed securities and U.S. Government issues. Mr. Guterman joined Salomon Brothers Inc in 1983. He initially worked in the mortgage research group where he became a Research Director and later traded derivative mortgage-backed securities for Salomon Brothers Inc. Mr. Lavan joined Salomon Brothers in 1990 and is a Portfolio Manager and Quantitative Analyst. Prior to joining Salomon Brothers, Mr. Lavan spent four years analyzing portfolios for Salomon Brothers Inc's Fixed Income Sales Group and Product Support Divisions. Mr. Wilby, who joined Salomon Brothers in 1989, is a Senior Portfolio Manager, responsible for Salomon Brothers' investment company and institutional portfolios which invest in high yield non-U.S. and U.S. corporate debt securities and high yield foreign sovereign debt securities. Mr. Wilby was previously employed by Prudential Capital Management Group ("Prudential") where he served as director of Prudential's credit research unit and as a corporate and sovereign credit analyst with Prudential. Mr. Wilby later managed high yield bonds and leveraged equities in the mutual funds and institutional portfolios at Prudential. Ms. Semmel joined Salomon Brothers in May of 1993. Prior to joining Salomon Brothers, Ms. Semmel spent four years as a high yield bond analyst at Morgan Stanley Asset Management.

     David J. Scott is primarily responsible for a portion of the Salomon Brothers/JNL Global Bond Series relating to currency transactions and investments in non-dollar denominated debt securities. Prior to joining SBAM Limited in April, 1994, Mr. Scott worked for four years at JP Morgan Investment Management where he was responsible for global and non-dollar portfolios. Before joining JP Morgan Investment Management, Mr. Scott worked for three years at Mercury Asset Management where he was responsible for captive insurance portfolios and products.

T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES

     T. Rowe Price/JNL Established Growth Series has an Investment Advisory Committee composed of the following members: John D. Gillespie, Chairman, James A.C. Kennedy and Brian C. Rogers. The Committee Chairman has day-to-day responsibility for managing the Series and works with the Committee in developing and executing the Series' investment program. Mr. Gillespie joined T. Rowe in 1986 and has been managing investments since 1989.

T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES

     The T. Rowe Price/JNL International Equity Investment Series has an investment advisory group that has day-to-day responsibility for managing the Series and developing and executing the Series' investment program. The Series' advisory group is composed of the following members: Martin G. Wade, Christopher
D. Alderson, Peter B. Askew, Richard J. Bruce, Mark J.T. Edward, John R. Ford, Robert C. Howe, James B.M. Seddon, Benedict R.F. Thomas, and David J.J. Warren.

     Martin Wade joined Price-Fleming in 1979 and has 25 years of experience with the Fleming Group in research, client service, and investment management. (Fleming Group includes Robert Fleming and/or Jardine Fleming Group Limited). Christopher Alderson joined Price-Fleming in 1988 and has eight years of experience with the Fleming Group in research and portfolio management. Peter Askew joined Price-Fleming in 1988 and has 19 years of experience managing multi-currency fixed income portfolios. Richard Bruce joined Price-Fleming in 1991 and has six years of experience in investment management with the Fleming Group in Tokyo. Mark Edwards joined Price-Fleming in 1986 and has 13 years of experience in financial analysis. John Ford joined Price-Fleming in 1982 and has 14 years of experience with the Fleming Group in research and portfolio management. Robert Howe joined Price-Fleming in 1986 and has 13 years of experience in economic research, company research and portfolio management. James Seddon joined Price-Fleming in 1987 and has seven years of experience in investment management. Benedict Thomas joined Price-Fleming in 1988 and has five years of portfolio management experience. David Warren joined Price-Fleming in 1984 and has 14 years of experience in equity research, fixed income research and portfolio management.

T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

     The T. Rowe Price/JNL Mid-Cap Growth Series has an Investment Advisory Committee composed of the following members: Brian W. Berghuis, Chairman, James A.C. Kennedy, and John F. Wakeman. The Committee Chairman has day to day responsibility for managing the Series and works with the Committee in developing and executing the Series' investment program. Mr. Berghuis has been managing investments since joining T. Rowe in 1985.

SUB-ADVISORY ARRANGEMENTS

     Under the terms of each of the Sub-Advisory Agreements, the sub-adviser manages the investment and reinvestment of the assets of the assigned Series, subject to the supervision of the Trustees of the Trust. The sub-adviser formulates a continuous investment program for each such Series consistent with its investment objectives and policies outlined in this Prospectus. Each sub-adviser implements such programs by purchases and sales of securities and regularly reports to JNFSI and the Trustees of the Trust with respect to the implementation of such programs.

     As compensation for their services, the sub-advisers receive fees from JNFSI computed separately for each Series. The fee for each Series is stated as an annual percentage of the current value of the net assets of such Series. The fees are calculated on the basis of the average of all valuations of net assets of each Series made at the close of business on each business day of the Trust during the period for which such fees are paid through the date of calculation. Once the average net assets of a Series exceed specified amounts, the fee is reduced with respect to such excess. The following is a schedule of the management fees JNFSI currently is obligated to pay the sub-advisers out of the advisory fee it receives from each Series as specified above:

                                                           $0 TO    $50 TO    $100 TO    $150 TO    $300 TO     OVER
                    (*M - MILLION)                         $50 M    $100 M    $150 M     $300 M     $500 M     $500 M
                    --------------                         -----    ------    -------    -------    -------    ------
JNL Aggressive Growth Series*..........................     .55%      .55%       .50%       .50%      .50%       .45%
JNL Capital Growth Series*.............................     .55%      .55%       .50%       .50%      .50%       .45%
JNL Global Equities Series*............................     .55%      .55%       .50%       .50%      .50%       .45%
JNL/Alger Growth Series................................     .55%      .55%       .55%       .55%      .50%       .45%
PPM America/JNL High Yield Bond Series.................     .25%      .20%       .20%      .175%      .15%      .125%
PPM America/JNL Money Market Series....................     .20%      .15%       .15%      .125%      .10%      .075%
Salomon Brothers/JNL Global Bond Series................    .375%      .35%       .35%       .30%      .30%       .25%
Salomon Brothers/JNL U.S. Government & Quality Bond
  Series...............................................    .225%     .225%      .225%      .175%      .15%       .10%

                                                                $0 TO    $20 TO    $50 TO
                                                                $20 M    $50 M     $200 M    $200 M+
                                                                -----    ------    ------    -------
T. Rowe Price/JNL Established Growth Series.................     .45%      .40%     .40%**     .40%
T. Rowe Price/JNL International Equity Investment Series....     .75%      .60%     .50%       .50%**
T. Rowe Price/JNL Mid-Cap Growth Series.....................     .60%      .50%     .50%**     .50%

 * Prior to September 16, 1996, the sub-advisory fees payable to Janus for these Series were: $0 to $50 million -- .60%; $50 to $150 million -- .55%; $150 to
   $300 million -- .45%; $300 to $500 million -- .40%; over $500 million --
   .40%.

** When average assets exceed this amount, the sub-advisory fee asterisked is applicable to all amounts in this Series.

     With respect to the Salomon Brothers/JNL Global Bond Series and in connection with the advisory consulting agreement between Salomon Brothers and SBAM Limited, Salomon Brothers will pay SBAM Limited, as full compensation for all services provided under the advisory consulting agreement, a portion of its investment management fee. The amount payable to SBAM Limited will be equal to the fee payable under Salomon Brothers' sub-advisory agreement multiplied by the portion of the assets of the Series that SBAM Limited has been delegated to manage divided by the current value of the net assets of the Series.

OTHER TRUST EXPENSES

     In addition to the investment advisory fee, the Trust incurs expenses, including legal, auditing and accounting expenses, Trustees' fees and expenses, insurance premiums, brokers' commissions, taxes and governmental fees, expenses of issue or redemption of shares, expenses of registering or qualifying shares for sale, reports and notices to shareholders, and fees and disbursements of custodians, transfer agents, registrars, shareholder servicing agents and dividend disbursing agents, and certain expenses with respect to membership fees of industry associations.

--------------------------------------------------------------------------------
                           INVESTMENT IN TRUST SHARES
--------------------------------------------------------------------------------

     An insurance company purchases the shares of the Series at their net asset value using premiums received on Policies issued by Accounts. These Accounts are funded by shares of the Trust. There is no sales charge. All shares are sold at net asset value.

     The net asset value per share of each Series is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Series, deducting its liabilities, and dividing by the number of shares outstanding.

     Shares of the Trust are currently sold primarily to separate accounts of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911 to fund the benefits under variable insurance or annuity Policies. Further, it is anticipated that shares of the Trust will be sold to certain qualified retirement plans.

     All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Series (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

--------------------------------------------------------------------------------
                                SHARE REDEMPTION
--------------------------------------------------------------------------------

     An insurance company separate account redeems shares to make benefit or surrender payments under the terms of its Policies. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

     The Trust may suspend the right of redemption only under the following unusual circumstances:

     - when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     - when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     - during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     DESCRIPTION OF SHARES -- The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Series and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of a Series represents an equal proportional interest in that Series with each other share. The Trust reserves the right to create a number of different Series. In that case, the shares of each Series would participate equally in the earnings, dividends, and assets of the particular Series. Upon liquidation of a Series, its shareholders are entitled to share pro rata in the net assets of such Series available for distribution to shareholders.

     As of August 31, 1996, Jackson National Life Insurance Company owned 33.12% of the outstanding shares of the Trust.

     SERIES TRANSACTIONS -- The Trust's portfolio transactions are executed through brokers who are considered by the appropriate sub-adviser as able to provide execution at the most favorable prices and in the most effective manner. Portfolio security transactions may be executed through brokers who are affiliated with the Trust, JNFSI or a sub-adviser. In addition, brokers may be selected taking into account such brokers' assistance in the purchase of variable annuity contracts funded by the Trust (although such assistance or absence thereof is neither a qualifying nor a disqualifying factor in such selection). See the Statement of Additional Information for more detailed information.

     VOTING RIGHTS -- Except for matters affecting a particular Series, as described below, all shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.

     In matters affecting only a particular Series, the matter shall have been effectively acted upon by a majority vote of that Series even though: (1) the matter has not been approved by a majority vote of any other Series; or (2) the matter has not been approved by a majority vote of the Trust.

     Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

--------------------------------------------------------------------------------
                     PERFORMANCE ADVERTISING FOR THE SERIES
--------------------------------------------------------------------------------

     The Trust may from time to time advertise several types of historical performance for the Series. The performance advertised will be based on historical results and is not intended to indicate future performance. The performance figures advertised for a Series may or may not reflect the effect of any charges that are imposed under a variable annuity or variable life contract that is funded by the Trust. Such charges, described in the variable annuity or variable life prospectus, will have the effect of reducing the performance described below.

     Each Series may advertise standardized average annual total return, calculated in a manner prescribed by the Securities and Exchange Commission, and non-standardized total return. Standardized average annual total return will show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year periods, or for a period covering the time the Series has been in existence if the Series has not been in existence for one of the prescribed periods. Because average annual total returns tend to smooth out variations in the Series' returns, you should recognize that they are not the same as actual year-by-year results. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return.

     Each Series may also advertise yield, and the PPM America/JNL Money Market Series may also advertise effective yield. Yield, as calculated by each Series other than the PPM America/JNL Money Market Series, refers to the annualized income generated by an investment in the Series over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a twelve-month period and is shown as a percentage of the investment. Yield, as calculated by the PPM America/JNL Money Market Series, is a measure of the net dividend and interest income earned over a specific seven-day period expressed as a percentage of the offering price of the Series. The yield is an annualized figure, which means that it is assumed that the Series generates the same level of net income over a 52-week period. Effective yield is calculated under rules prescribed by the Securities and Exchange Commission and assumes a weekly reinvestment of income earned. The effective yield will be slightly higher than the yield due to this compounding effect. Because yield accounting methods differ from the methods used for financial reporting and tax accounting purposes, a Series' yield may not equal its distribution rate, the income paid to a shareholder's account, or the income reported in the Series' financial statements.

     The performance of the Series may be compared to the performance of other mutual funds or mutual fund indices with similar objectives and policies as reported by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA") or Donoghue's Money Fund Report. Lipper and CDA performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges. The Series' performance may also be compared to that of the Consumer Price Index or various unmanaged stock and bond indices including, but not limited to, Salomon Brothers Broad Investment Grade Index, Lehman Brothers High Yield Index, Lehman Brothers Aggregate Bond Index, Salomon Brothers Treasury Index, S&P Mid-Cap 400 Index, Morgan Stanley Capital International World Index, Morgan Stanley Europe and Austral-asia, Far East Equity Index, Russell 2000 Index, and S&P 500 Composite Stock Price Index.

     From time to time, a Series also may quote information from publications including, but not limited to, the following: Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, The New York Times, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indices of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit and other bank products, money market funds and U.S. Treasury obligations. Certain of these alternative investments may offer fixed rates of return and guaranteed principal, and may be insured. Economic indicators may include, without limitation, indicators of market rate trends and cost of funds, such as Federal Home Loan Bank Board 11th District Cost of Funds Index (COFI).

     Each Series' shares are sold at net asset value. Each Series' returns will fluctuate. Shares of a Series are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Additional information concerning each Series' performance appears in the Statement of Additional Information, and in the Trust's Annual Report to Shareholders which may be obtained, without charge, by writing or calling the Trust.

     SHAREHOLDER INQUIRIES -- All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

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                                   TAX STATUS
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     The Trust's policy is to meet the requirements of Subchapter M of the
Internal Revenue Code. Each Series intends to distribute all its taxable net investment income and capital gains to shareholders, and therefore, will not be required to pay any federal income taxes.

     Each Series of the Trust is treated as a separate entity for purposes of the regulated investment company provisions of the Internal Revenue Code, and, therefore, the assets, income, and distributions of each Series are considered separately for purposes of determining whether or not the Series qualifies as a regulated investment company.

CUSTODIAN AND TRANSFER AGENT

The Northern Trust Company
Fifty South LaSalle Street
Chicago, Illinois 60675

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

LEGAL COUNSEL

Blazzard, Grodd & Hasenauer, P.C.
943 Post Road East
Westport, CT 06881

INVESTMENT ADVISER

Jackson National Financial Services, Inc.
5901 Executive Drive
Lansing, Michigan 48911

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                      APPENDIX A -- RATINGS OF INVESTMENTS
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COMMERCIAL PAPER RATINGS

A-1, A-2 AND PRIME-1, PRIME-2 COMMERCIAL PAPER RATINGS

     Commercial paper rated by Standard & Poor's Ratings Group has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

     The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer-acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

CORPORATE BONDS

  STANDARD & POOR'S RATINGS GROUP BOND RATINGS

     AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issued only in small degree.

     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI. The rating CI is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

     AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

     CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MUNICIPAL BONDS

STANDARD & POOR'S RATINGS GROUP MUNICIPAL BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A. Bonds which are rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Bonds which are rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. MUNICIPAL BOND RATINGS

     AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     NOTE: Moody's applies numerical modifiers, 1, 2 AND 3 in each generic rating classification from "AA" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier indicates that the issue ranks in the lower end of its generic rating category.

                                    [LOGO]

                   JACKSON NATIONAL LIFE INSURANCE COMPANY
                   ---------------------------------------
                       Insuring your financial future.

                        Home Office: Lansing, Michigan

                        http://www.jacksonnational.com

HR 105 197